Pension and Other Benefit Plans - Net periodic benefit cost (Details) - Non-Uniformed Personnel Pension Plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Pension and Other Benefit Plans
Accumulated benefit obligation	$ 91,300	$ 124,200
Pension Plan
Pension and Other Benefit Plans
Service cost	5,558	5,730
Interest cost	4,190	3,792
Expected return on plan assets	(6,820)	(5,898)
Amortization of:
Prior service cost	34	34
Actuarial loss	1,955	2,631
Total	$ 4,917	$ 6,289